POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3



     Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             April 23 1999
                                             Date


                                            /s/THOMAS J. WILSON, II
                                            Thomas J. Wilson, II
                                            President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3



     Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                             November 12, 1999
                                             Date


                                            /s/SAMUEL H. PILCH
                                            Samuel H. Pilch
                                            Controller